Recording Requested by:

WHEN RECORDED MAIL TO:

Affirmation Statement:

The undersigned hereby affirm that this document does not contain the personal information of any person or persons.

THIS ROYALTY DEED (“Deed”) is made and entered into this 24th day of May, 2012, by and between Arthur Leger, an individual (“Leger”), whose address is 2338 Sunrise Drive, Reno, Nevada 89509, and Pershing Royalty Company, a Delaware corporation (“Pershing Royalty”), whose address is 1656 Cole Blvd., Building 6, Suite 210, Lakewood, Colorado 80401.

RECITALS

A.           Leger is the sole owner of those certain unpatented mining claims located in Lander County, Nevada, as more particularly described on Exhibit A attached hereto and incorporated herein by reference (the “Claims”).

B.           Leger has agreed to grant to Pershing Royalty a one percent (1.0%) net smelter returns production royalty on all minerals produced from the Claims on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Leger hereby grants, bargains, sells, transfers, assigns and conveys to Pershing Royalty, its successors and assigns, a non-participating, non-executive perpetual production royalty, as set forth in Exhibit B attached hereto and incorporated herein by reference, of one percent (1.0%) of the Net Smelter Returns (as defined in Exhibit B) from any and all Valuable Minerals (as defined in Exhibit B) produced and sold from the Claims (the “Production Royalty”).  The terms of payment of the Production Royalty and other agreements of the parties pertaining to the Production Royalty are set forth in Exhibit B.

Leger acknowledges and represents to Pershing Royalty that (i) he has good title to and is the sole owner of the Claims (subject to the paramount title of the United States of America), the Claims are free and clear of any and all encumbrances, the Claims were located, monumented and recorded with the appropriate governmental agencies as required by law and have been continuously maintained since location or relocation by the performance of assessment work or timely payment of claim maintenance fees and filing/recording of evidentiary documents as required by law, and he is not a party to any other agreements with respect to any production royalties from the Claims; (ii) he has agreed to grant to Pershing Royalty a payment of the Production Royalty in connection with the transactions contemplated by that certain Agreement and Plan of Merger by and among Valor Gold Corp., Valor Gold Acquisition Corp., Red Battle Corp., and Pershing Gold Corporation dated as of May 22, 2012, (iii) that granting the Production Royalty to Pershing Royalty is a condition to the closing of such transactions that is required to be satisfied by Valor Gold Corp. and Valor Gold Acquisition Corp.; and (iv) that he has received good, valuable and sufficient consideration from Valor Gold Corp. or Valor Gold Acquisition Corp. for granting the Production Royalty.

The parties intend that the Production Royalty granted by Leger in this Deed shall be a covenant running with the Claims, and the parties agree that any conveyance of all or any portion of the Claims shall not be effective unless it includes an express covenant by the transferee to recognize and pay the Production Royalty.  The parties agree that Pershing Royalty may record this Deed in the official records of Lander County, Nevada.

TO HAVE AND TO HOLD the Production Royalty unto Pershing Royalty, its successors and assigns forever.

[remainder of this page intentionally blank]

IN WITNESS WHEREOF, the parties have executed this Royalty Deed as of the date first set forth above.

Arthur Leger, an individual

By:

Pershing Royalty, a Delaware corporation

By:
Name: Stephen D. Alfers
Title: President and Treasurer

[Signature Page to Royalty Deed]

STATE OF ____________	)
) ss.
COUNTY OF __________	)

The foregoing instrument was acknowledged before me on this _______ day of May, 2012, by Arthur Leger.

Witness my hand and official seal.

_______________________________

Notary Public

My Commission expires:

_______________________________

[SEAL]

STATE OF ____________	)
) ss.
COUNTY OF __________	)

The foregoing instrument was acknowledged before me on this _______ day of May, 2012, by ______________________, as _____________________ of Pershing Royalty, a Delaware corporation.

Witness my hand and official seal.

_______________________________

Notary Public

My Commission expires:

_______________________________

[SEAL]

[Notary Page to Royalty Deed]

EXHIBIT A

TO ROYALTY DEED
BETWEEN ARTHUR LEGER AND PERSHING ROYALTY

DATED MAY 22, 2012

CLAIMS

The following unpatented lode mining claims in Sections _____, Township ______,
Range ________, Lander County, Nevada:

		COUNTY RECORDING INFORMATION
CLAIM NAME	BLM SERIAL NO. (NMC)	BOOK	PAGE	DOC. NO.
LS#l	863271	526	498	230790
LS#2	863272	526	499	230791
LS#3	863273	526	500	230792
LS#4	863274	526	501	230793
LS#5	863275	526	502	230794
LS#6	863276	526	503	230795
LS#7	863277	526	504	230796
LS#8	863278	526	505	230797
LS#9	863279	526	506	230798
LS#11	863280	526	507	230799
LS#13	863281	526	508	230800
LS#15	863282	526	509	230801
LS#17	863283	526	510	230802
LS#19	863284	526	511	230803
LS#20	863285	526	512	230804
LS#21	863286	526	513	230805
LS#22	863287	526	514	230806
LS#23	863288	526	515	230807
LS#24	863289	526	516	230808
LS#25	863290	526	517	230809
LS#26	863291	526	518	230810
LS#27	863292	526	519	230811
LS#28	863293	526	520	230812
LS#29	863294	526	521	230813
LS#30	863295	526	522	230814
LS#31	863296	526	523	230815
LS#32	863297	526	524	230816
LS#33	863298	526	525	230817
LS#34	863299	526	526	230818
LS#36	863300	526	527	230819
LS#38	863301	526	528	230820

		COUNTY RECORDING INFORMATION
CLAIM NAME	BLM SERIAL NO. (NMC)	BOOK	PAGE	DOC. NO.
LS#40	863302	526	529	230821
LS#42	863303	526	530	230822
LS#44	863304	526	531	230823
LS#45	863305	526	532	230824
LS#46	863306	526	533	230825
LS#47	863307	526	534	230826
LS#48	863308	526	535	230827
LS#49	863309	526	536	230828
LS#50	863310	526	537	230829
LS#51	863311	526	538	230830
LS#52	863312	526	539	230831
LS#53	863313	526	540	230832
LS#54	863314	526	541	230833
LS#55	863315	526	542	230834
LS#56	863316	526	543	230835
LS#57	863317	526	544	230836
LS#58	863318	526	545	230837
LS#59	863319	526	546	230838
LS#60	863320	526	547	230839
LS#61	863321	526	548	230840
LS#62	863322	526	549	230841
LS#63	863323	526	550	230842
LS#64	863324	526	551	230843
LS#65	863325	526	552	230844
LS#66	863326	526	553	230845
LS#67	863327	526	554	230846
LS#68	863328	526	555	230847
LS#69	863329	526	556	230848
LS#70	863330	526	557	230849
LS#71	863331	526	558	230850
LS#72	863332	526	559	230851
LS#81	863333	526	560	230852
LS#82	863334	526	561	230853
LS#83	863335	526	562	230854
LS#84	863336	526	563	230855
LS#103	863337	526	564	230856
LS#104	863338	526	565	230857
LS#105	863339	526	566	230858
LS#106	863340	526	567	230859
LS#107	863341	526	568	230860
LS#108	863342	526	569	230861
LS#109	863343	526	570	230862
LS#110	863344	526	571	230863

		COUNTY RECORDING INFORMATION
CLAIM NAME	BLM SERIAL NO. (NMC)	BOOK	PAGE	DOC. NO.
LS#111	863345	526	572	230864
LS#112	863346	526	573	230865
LS#113	863347	526	574	230866
LS#118	863348	526	575	230867
LS#119	863349	526	576	230868
LS#120	863350	526	577	230869
LS#200	892631	540	158	236815
LS#201	892632	540	159	236816
LS#202	892633	540	160	236817
LS#203	892634	540	161	236818
LS#204	892635	540	162	236819
LS#205	892636	540	163	236820
LS#206	892637	540	164	236821
LS#207	892638	540	165	236822
LS#208	892639	540	166	236823
LS#209	892640	540	167	236824
LS#211	892641	540	168	236825
LS#215	892642	540	169	236826
LS#216	892643	540	170	236827
LS#217	892644	540	171	236828
LS#218	892645	540	172	236829
LS#219	892646	540	173	236830
LS#220	892647	540	174	236831
LS#222	892648	540	175	236832
LS#223	892649	540	176	236833
LS#210	915264	550	1	239991
LS#212	915265	550	2	239992
LS#213	915266	550	3	239993
LS#214	915267	550	4	239994
LS#224	915268	550	5	239995
LS#224A	915269	550	6	239996
LS#225	915270	550	7	239997
LS#225A	915271	550	8	239998
LS#226	915272	550	9	239999
LS#227	915273	550	10	240000
LS#228	915274	550	11	240001
LS#229	915275	550	12	240002
LS#230	915276	550	13	240003
LS#231	915277	550	14	240004
LS#251	915278	550	15	240005
LS#252	915279	550	16	240006
LS#253	915280	550	17	240007
LS#254	915281	550	18	240008·

		COUNTY RECORDING INFORMATION
CLAIM NAME	BLM SERIAL NO. (NMC)	BOOK	PAGE	DOC. NO.
LS#255	915282	550	19	240009
LS#256	915283	550	20	240010
LS#257	915284	550	21	240011
LS#258	915285	550	22	240012
LS#259	915286	550	23	240013
LS#260	915287	550	24	240014
LS#261	915288	550	25	240015
LS#262	915289	550	26	240016
LS#263	915290	550	27	240017
LS#264	915291	550	28	240018
LS#265	915292	550	29	240019
LS#266	915293	550	30	240020
LS#267	915294	550	31	240021
LS#268	915295	550	32	240022
LS#269	915296	550	33	240023
LS#270	915297	550	34	240024
LS#271	915298	550	35	240025
LS#272	915299	550	36	240026
LS#273	915300	550	37	240027
LS#274	915301	550	38	240028
LS#275	915302	550	39	240029
LS#276	915303	550	40	240030
LS#277	915304	550	41	240031
LS#278	915305	550	42	240032
LS#279	915306	550	43	240033
LS#280	915307	550	44	240034
LS#281	915308	550	45	240035
LS#282	915309	550	46	240036
LS#283	915310	550	47	240037
LS#284	915311	550	48	240038
LS#285	915312	550	49	240039
LS#286	915313	550	50	240040
LS#287	915314	550	51	240041
LS#288	915315	550	52	240042
LS#289	915316	550	53	240043
LS#290	915317	550	54	240044
LS#291	915318	550	55	240045
LS#292	915319	550	56	240046
LS#293	915320	550	57	240047
LS#294	915321	550	58	240048
LS#297	915322	550	59	240049
LS#298	915323	550	60	240050
LS#299	915324	550	61	240051

		COUNTY RECORDING INFORMATION
CLAIM NAME	BLM SERIAL NO. (NMC)	BOOK	PAGE	DOC. NO.
LS#299A	915325	550	62	240052
LS#314	915326	550	63	240053
LS#315	915327	550	64	240054
LS#316	915328	550	65	240055
LS#317	915329	550	66	240056
LS#318	915330	550	67	240057
LS#319	915331	550	68	240058
LS#320	915332	550	69	240059
LS#321	915333	550	70	240060
LS#322	915334	550	71	240061
LS#323	915335	550	72	240062
LS#324	915336	550	73	240063
LS#325	915337	550	74	240064
LS#326	915338	550	75	240065
LS#327	915339	550	76	240066
LS#341	915340	550	77	240067
LS#342	915341	550	78	240068
LS#343	915342	550	79	240069
LS#344	915343	550	80	240070
LS#345	915344	550	81	240071
LS#346	915345	550	82	240072
LS#347	915346	550	83	240073
LS#348	915347	550	84	240074
LS#349	915348	550	85	240075
LS#350	915349	550	86	240076
LS#351	915350	550	87	240077
LS#352	915351	550	88	240078
LS#361	915352	550	89	240079
LS#362	915353	550	90	240080
LS#363	915354	550	91	240081
LS#364	915355	550	92	240082
LS#365	915356	550	93	240083
LS#366	915357	550	94	240084
LS#367	915358	550	95	240085
LS#368	915359	550	96	240086
LS#369	915360	550	97	240087
LS#370	915361	550	98	240088
LS#371	915362	550	99	240089
LS#372	915363	550	100	240090
LS#414	915364	550	101	240091
LS#415	915365	550	102	240092
LS#416	915366	550	103	240093
LS#417	915367	550	104	240094

		COUNTY RECORDING INFORMATION
CLAIM NAME	BLM SERIAL NO. (NMC)	BOOK	PAGE	DOC. NO.
LS#418	915368	550	105	240095
LS#419	915369	550	106	240096
LS#420	915370	550	107	240097
LS#421	915371	550	108	240098
LS#422	915372	550	109	240099
LS#423	915373	550	110	240100
LS#424	915374	550	111	240101
LS#425	915375	550	112	240102
LS#426	915376	550	113	240103
LS#427	915377	550	114	240104
LS#221	930878	559	37	243420
LS#222A	930879	559	38	243421
LS#223A	930880	559	39	243422
LS#121	953638	572	603	247529
LS#122	953639	572	604	247530
LS#123	953640	572	605	247531
LS#124	953641	572	606	247532
LS#125	953642	572	607	247533
LS#126	953643	572	608	247534
LS#127	953644	572	609	247535
LS#128	953645	572	610	247536
LS#129	953646	572	611	247537
LS#130	953647	572	612	247538
LS#131	953648	572	613	247539
LS#132	953649	572	614	247540
LS#133	953650	572	615	247541
LS#134	953651	572	616	247542
LS#135	953652	572	617	247543
LS#136	953653	572	618	247544
LS#137	953654	572	619	247545
LS#138	953655	572	620	247546
LS#139	953656	572	621	247547
LS#140	953657	572	622	247548
LS#141	953658	572	623	247549
LS#142	953659	572	624	247550
LS#143	953660	572	625	247551
LS#144	953661	572	626	247552
LS#145	953662	572	627	247553
LS#146	953663	572	628	247554
LS#147	953664	572	629	247555
LS#148	953665	572	630	247556
LS#149	953666	572	631	247557
LS#150	953667	572	632	247558

		COUNTY RECORDING INFORMATION
CLAIM NAME	BLM SERIAL NO. (NMC)	BOOK	PAGE	DOC. NO.
LS#151	953668	572	633	247559
LS#152	953669	572	634	247560
LS#153	953670	572	635	247561
LS#154	953671	572	636	247562
LS#155	953672	572	637	247563
LS#156	953673	572	638	247564
LS#328	953674	572	639	247565
LS#329	953675	572	640	247566
LS#330	953676	572	641	247567
LS#331	953677	572	642	247568
LS#332	953678	572	643	247569
LS#333	953679	572	644	247570
LS#334	953680	572	645	247571
LS#335	953681	572	646	247572
LS#336	953682	572	647	247573
LS#337	953683	572	648	247574
LS#338	953684	572	649	247575
LS#339	953685	572	650	247576
LS#340	953686	572	651	247577
LS#428	953687	572	652	247578
LS#429	953688	572	653	247579
LS#430	953689	572	654	247580
LS#431	953690	572	655	247581
LS#432	1046904	623	0705	0261268
LS#433	1046905	623	0706	0261269
LS#434	1046906	623	0707	0261270
LS#435	1046907	623	0708	0261271
LS#436	1046908	623	0709	0261272
LS#437	1046909	623	0710	0261273
LS#438	1046910	623	0711	0261274
LS#439	1046911	623	0712	0261275
LS#440	1046912	623	0713	0261276
LS#441	1046913	623	0714	0261277
LS#442	1046914	623	0715	0261278
LS#443	1046915	623	0716	0261279
LS#444	1046916	623	0717	0261280
LS#445	1046917	624	0718	0261281
NBAM #1	0948649	0571	0412
NBAM #2	0948650	0571	0413
NBAM #3	0948651	0571	0414
NBAM #4	0948652	0571	0415
NBAM #5	0948653	0571	0416
NBAM #6	0948654	0571	0417

		COUNTY RECORDING INFORMATION
CLAIM NAME	BLM SERIAL NO. (NMC)	BOOK	PAGE	DOC. NO.
NBAM #7	0948655	0571	0418
NBAM #8	0948656	0571	0419
NBAM #9	0948657	0571	0420
NBAM #10	0948658	0571	0421
NBAM #11	0948659	0571	0422
NBAM #12	0948660	0571	0423
NBAM #13	0948661	0571	0424
NBAM #14	0948662	0571	0425
NBAM #15	0948663	0571	0426
NBAM #16	0948664	0571	0427
NBAM #17	0948665	0571	0428
NBAM #18	0948666	0571	0429
NBAM #19	0863178	0526	0597
NBAM #20	0863179	0526	0598
NBAM #21	0863180	0526	0599
NBAM #22	0863181	0526	0600
NBAM #23	0863182	0526	0601
NBAM #24	0863183	0526	0602
NBAM #25	0863184	0526	0603
NBAM #26	0863185	0526	0604
NBAM #27	0863186	0526	0605
NBAM #28	0863187	0526	0606
NBAM #29	0863188	0526	0607
NBAM #30	0863189	0526	0608
NBAM #31	0942977	0568	0142
NBAM #32	0942978	0568	0143
NBAM #33	0942979	0568	0144
NBAM #34	0942980	0568	0145
NBAM #35	0942981	0568	0146
NBAM #36	0942982	0568	0147

EXHIBIT B

TO ROYALTY DEED
BETWEEN ARTHUR LEGER AND PERSHING ROYALTY
DATED MAY 22, 2012

PRODUCTION ROYALTY

Payor shall pay to Royalty Holder a non-participating, non-executory perpetual royalty (the “Production Royalty”) of one percent (1.0%) of the Net Smelter Returns from all Valuable Minerals mined and removed from the Claims and sold or deemed to have been sold by or for Payor, on the following terms and conditions:

(a)           As used herein, “Payor” means the person or entity obligated to pay the Production Royalty to the Royalty Holder, who initially shall be Leger, and shall include all of Payor’s successors-in-interest who acquire an ownership interest in all or any portion of the Claims or to whom Payor assigns the obligation to pay the Production Royalty, including, without limitation, any lessee of the Claims.

(b)           As used herein, “Royalty Holder” means the person or entity entitled to receive the Production Royalty, which initially shall be Pershing Royalty, and shall include all of the Royalty Holder’s successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees and, when applicable, mortgagees and affiliated companies having an interest in the Production Royalty.

(c)           As used herein, “Net Smelter Returns” means the Gross Returns from the Valuable Minerals, less all Allowable Deductions.

(d)           As used herein, “Gross Returns” has the following meanings for the following categories of the Valuable Minerals:

(i)           If refined gold that meets or exceeds the generally accepted commercial standards for refined gold is produced by an independent third-party refinery from ores mined from the Claims, for purposes of determining the Production Royalty, the refined gold shall be deemed to have been sold in the calendar month in which it was produced at the Monthly Average Gold Price for that month.  The Gross Returns from such deemed sales shall be determined by multiplying Gold Production during the month by the Monthly Average Gold Price.  As used herein, “Gold Production” means the quantity of refined gold that is outturned to Payor’s account by the refinery during the calendar month on either a provisional or final settlement basis.  If outturn of refined gold is made by the refinery on a provisional basis, the Gross Returns shall be based upon the amount of such provisional settlement, but shall be adjusted in subsequent statements to account for the amount of refined metal established by final settlement by the refinery. As used herein, “Monthly Average Gold Price” means the average London Bullion Market Association P.M. Gold Fix, calculated by dividing the sum of all such prices reported for the month by the number of days for which such prices were reported.  If the London Bullion Market Association P.M. Gold Fix ceases to be published, the Monthly Average Gold Price shall be determined by reference to prices for refined gold for immediate delivery in the most nearly comparable established market selected by Payor as such prices are published in “Metals Week” or a similar publication.

(ii)           If refined silver that meets or exceeds the generally accepted commercial standards for refined silver is produced by an independent third-party refinery from ore mined from the Claims, for purposes of determining the Production Royalty, the refined silver shall be deemed to have been sold in the calendar month in which it was produced at the Monthly Average Silver Price for that month.  The Gross Returns from such deemed sales shall be determined by multiplying Silver Production during the calendar month by the Monthly Average Silver Price.  As used herein, “Silver Production” shall mean the quantity of refined silver that is outturned to Payor’s account by the refinery during the calendar month on either a provisional or final settlement basis.  If outturn of refined silver is made by the refinery on a provisional basis, the Gross Returns shall be based upon the amount of such provisional settlement, but shall be adjusted in subsequent statements to account for the amount of refined metal established by final settlement by the refinery.  As used herein, “Monthly Average Silver Price” shall mean the average New York Silver Price as published daily by Handy & Harman, calculated by dividing the sum of all such prices reported for the calendar month by the number of days for which such prices were reported.  If the Handy & Harman quotation ceases to be published, the Monthly Average Silver Price shall be determined by reference to prices for refined silver for immediate delivery in the most nearly comparable established market selected by Payor as published in “Metals Week” or a similar publication.

(iii)           If refined metals (other than refined gold and refined silver), doré or concentrates are produced from ores mined from the Claims or ores from the Claims and sold, the Gross Returns for such refined metals shall be the proceeds actually received by Payor from their sale.  If such sales are to an affiliated party of Payor, the refined metals, doré, concentrates or ore shall be deemed, solely for the purpose of computing Gross Returns, to have been sold at prices and on terms no less favorable to Payor than those which would have been received under similar circumstances from an unaffiliated third party.

(iv)           Gross Returns shall also include all insurance proceeds received by Payor for the loss of any Valuable Minerals.

(e)           As used herein, “Allowable Deductions” means the following costs, charges, and expenses incurred by Payor:

(i)           If Payor sells refined gold or refined silver:

(A)           all costs, charges and expenses for smelting and refining doré or concentrates to produce the refined gold or refined silver (including handling, processing, and provisional settlement fees, sampling, assaying costs, umpire charges and penalties); and

(B)           all costs, charges, and expenses for transportation of the doré or concentrates from the Claims to the refinery or smelter and then to the place of sale (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation).

(ii)           If Payor sells refined metals (other than refined gold or refined silver), doré, concentrate or ores:

(A)           all costs, charges, and expenses for (i) beneficiation, processing or treatment of such materials at any plant or facility more than five (5) miles from the exterior boundary of the Claims and (ii) smelting or refining to produce a refined metal (including handling, processing, and provisional settlement fees, sampling, assaying and representation costs, penalties, and other processor deductions); and

(B)           all costs, charges, and expenses for transportation of ores, minerals, doré, concentrates or other products from the Claims (i) to the place of sale, and (ii) if such ores, materials are beneficiated, processed, treated, smelted or refined at any plant or facility more than five (5) miles from the exterior boundary of the Claims, to such plant or facility and then to the place of sale (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation).

(iii)           All sales, use, severance, and ad valorem taxes and any other tax or governmental levy or fee on or measured by mineral production from the Claims (other than taxes based on income); provided, however, that each of Payor and Royalty Holder shall bear and be responsible for its proportionate share of Nevada net proceeds taxes, and Payor’s share of the same shall not be deducted from Gross Returns.

(f)           As used herein, “Valuable Minerals” means any and all ores, metals, minerals, and other materials, of whatever kind and nature, howsoever characterized or defined, that are in, on, under or upon the surface or subsurface of the Claims (or any part thereof), or derived from extralateral rights associated with the Claims, and all doré, concentrates, by-products, co-products and other mineral products, metals or minerals which are derived therefrom

(g)           Payor shall have the right to market and sell or refrain from selling refined gold, refined silver and other Valuable Minerals from the Claims in any manner it may elect, including the right to engage in forward sales, future trading or commodity options trading, and other price hedging, price protection, and speculative arrangements (“Trading Activities”) which may involve the possible delivery of gold, silver or other mineral products from the Claims.  With respect to Production Royalty payable on refined gold and refined silver, Royalty Holder shall not be entitled to participate in the proceeds or be obligated to share in any losses generated by Payor’s actual marketing or sales practices or by its Trading Activities and no such profits or losses shall be included in Gross Returns.

(h)           The obligation to pay the Production Royalty shall accrue upon the outturn of refined gold or silver meeting the requirements of the specified standard to Payor’s account with a smelter or refiner or the sale of other refined metals, doré, concentrates, ores or other mineral products, as the case may be.  The Production Royalty shall become due and payable monthly on the last day of each month following the last day of the calendar month in which the same accrued.  Production Royalty payments shall be made by check or wire transfer.  All payments shall be sent by registered or certified mail, return receipt requested, to Royalty Holder at the address set forth in the Deed to which this Exhibit B is attached, or by wire transfer to an account designated by and in accordance with written instructions from Royalty Holder.  The date of placing such payment in the United States mail by Payor, registered or certified with return receipt requested, properly addressed, with postage prepaid, or the date the wire transfer process is initiated, shall be the date of such payment.  Payments of Production Royalty by Payor in the manner herein provided shall discharge fully Payor’s obligation with respect to such payment, and Payor shall have no duty to apportion or allocate any payment due to Royalty Holder, its successors or assigns.

(i)           All payments of the Production Royalty shall be accompanied by a statement showing in reasonable detail the quantities and grades of the refined metals, doré, concentrates, ores or other mineral products produced and sold or deemed sold by Payor in the preceding calendar month, the Monthly Average Gold Price, the Monthly Average Silver Price, the proceeds of sale for other mineral products on which Production Royalty is due, Allowable Deductions, and other pertinent information in sufficient detail to explain the calculation of the Production Royalty payment.

(j)           Royalty Holder, at its sole election and expense, shall have the right, not more frequently than twice annually following the close of each calendar year, to audit Payor’s books and records relating to payment of the Production Royalty.  Any such audit shall be conducted during regular business hours, at a mutually convenient time, and upon reasonable advance written notice to Payor.  All payments of Production Royalty made in any calendar year shall be considered final and in full satisfaction of all obligations of Payor with respect thereto, unless Royalty Holder gives written notice describing and setting forth a specific objection to the calculation thereof within twenty-four (24) months following the close of that calendar year.  Payor shall account for any agreed upon deficit or excess in the payment of Production Royalty made to Royalty Holder by adjusting the next quarterly payment to account for such deficit or excess.

(k)           Not later than March 1 following the end of each calendar year, Payor shall provide Royalty Holder with an annual report of all activities and operations conducted upon or with respect to the Claims during the preceding calendar year.  Such annual report shall include estimates of proposed expenditures upon, anticipated production from, and estimated remaining ore resources/reserves within the Claims for the then current calendar year.  Additionally, and within 30 days of the end of each calendar quarter, Payor shall provide Royalty Holder with a summary of production and all related activities on or with respect to the Claims during the calendar quarter just ended, and access to all data and information pertaining thereto.

(l)           Royalty Holder, or its agents or representatives, on not less than three (3) business days’ notice to Payor, may enter upon the Claims for the purpose of inspecting the Claims and all improvements and operations thereon.  Royalty Holder, or its agents or representatives, shall enter the Claims at Royalty Holder’s own risk and expense, and in compliance with Payor’s normal safety procedures, and may not unreasonably hinder operations on or pertaining to the Claims.

(m)           Royalty Holder shall not, without the express written consent of Payor, which consent shall not be unreasonably withheld or delayed, disclose any data or information concerning the operations conducted on the Claims or obtained under this Deed which is not already in the public domain; provided, however, that Royalty Holder may disclose data and information obtained under this Deed without the consent of Payor: (i) if required for compliance with applicable laws, rules, regulations or orders of any governmental agency or stock exchange having jurisdiction over Royalty Holder or any of its parent or affiliate entities; (ii) to any of Royalty Holder’s consultants or advisors; (iii) to any third party to whom Royalty Holder, in good faith, is considering selling or assigning any portion of the Production Royalty; or (iv) to a prospective lender to whom an interest in Production Royalty payments to be made to Royalty Holder hereunder is proposed to be granted as security, provided that any such consultant, advisor or third party shall have agreed in writing to keep such information confidentially in accordance with the provisions of this paragraph (m).  Royalty Holder shall not issue any press release pertaining to the Claims except upon giving Payor three (3) business days’ advance notice of the contents thereof, and the opportunity to comment on the same.  Royalty Holder shall not, without Payor’s consent, issue any press release that implies or infers that Payor endorses or joins in Royalty Holder’s statements or representations contained in any such press release.

(n)           All tailings, residues, waste rock, spoiled leach materials and other materials (collectively “Materials”) resulting from Payor’s operations and activities on the Claims shall be the sole property of Payor, but shall be burdened by the obligation to pay the Production Royalty should the same be processed or reprocessed, as the case may be, in the future and result in the production of Valuable Minerals.

(o)           In the event any Production Royalty payment is not made with the time provided in paragraph (h), unless within fifteen (15) days after the due date of such payment Royalty Holder shall have received such payment, then Payor shall pay interest on the delinquent payment at the rate of twelve percent (12%) per annum which shall accrue from the day the delinquent payment was due to the date of payment of the required Production Royalty payment and accrued interest.

(p)           Reasonable attorney fees and costs shall be paid to the prevailing party by the other party in the event of disputes arising over payments of Production Royalties.

(q)           The Payor shall have the right to commingle, either underground, at the surface, or at processing or other treatment facilities, Valuable Minerals mined and removed from the Claims from which Valuable Minerals are to be produced, with ore, concentrates, minerals and other material mined and removed from other lands and properties; provided, however, that before any Valuable Minerals produced from the Claims are commingled with Valuable Minerals from other properties, the Payor shall calculate from representative samples of ore produced from the Claims the average grade thereof and other measures as are appropriate, and shall weigh (or calculate by volume) the material before commingling.  In obtaining representative samples, calculating the average grade of the ore and average recovery percentages, the Payor may use any procedures accepted in the mining and metallurgical industry which it believes suitable for the type of mining and processing activity being conducted and, in the absence of fraud, its choice of such procedures shall be final and binding on the Royalty Holder.  In addition, comparable procedures may be used by the Payor to apportion among the commingled materials all penalty and other charges and deductions, if any, imposed by the smelter, refiner, or purchaser of such material.  Detailed records shall be kept by Payor showing measures, assays of metal, commercial minerals, and other appropriate content and penalty substances, and gross metal content of the Valuable Minerals.  From this information, Payor shall determine the amount of Production Royalty due and payable to Royalty Holder from Valuable Minerals produced from the Claims that has been commingled with ore from other properties.  Following the expiration of the period for objection described above in paragraph (j), and absent timely objection, if any, made by Royalty Holder, Payor may dispose of the materials and data required to be kept and produced by this paragraph.

(r)           All determinations with respect to:  (i) whether ore will be beneficiated, processed or milled by Payor or sold in a raw state; (ii) the methods of beneficiating, processing, milling or leaching any such ore; (iii) the constituents to be recovered therefrom; and (iv) the purchasers to whom any Valuable Minerals may be sold, shall be made by Payor in its sole and absolute discretion.

(s)           The mineral content of all Valuable Minerals mined and removed from the Claims (excluding ore leached in place) and the quantities of constituents recovered by Payor shall be determined by Payor, or with respect to Valuable Minerals which are sold, by the mill or smelter to which the Valuable Minerals are sold, in accordance with standard sampling and analysis procedures, and shall be weighted average based on the total amount of ore crushed and sampled, or the constituents recovered, during an entire calendar quarter.

(t)           The Production Royalty shall attach to any amendments, relocations or conversions of any of the Claims, or any real property interests which replace the Claims which are created by amendments to or replacements of federal or state mining laws.  The Production Royalty shall be a real property interest that runs with the Claims and shall be a legal and binding obligation of the Payor and its successors and assigns.  If Payor conveys, transfers, or assigns all or any portion of its interest in the Claims (other than in connection with a pledge of the Claims for financing purposes) it shall require the party or parties acquiring such interest to assume in writing the obligation to pay the Production Royalty in accordance with the terms hereof, and provide a copy of the same to Royalty Holder.

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